Consent and First Amendment to Amended and Restated Credit Agreement

This Consent and First Amendment to Amended and Restated Credit Agreement (herein, this “First Amendment”) is entered into as of March 21, 2016, among Consolidated-Tomoka Land Co., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of April 20, 2015 (such Amended and Restated Credit Agreement, as amended, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent and the Lenders (i) consent to stock repurchases made by Borrower during the fiscal quarters ending September 30, 2015 and December 31, 2015 and during the period from January 1, 2016 to March 21, 2016 without meeting the conditions for repurchases under Section 8.8(n) of the Credit Agreement (the “Prior Stock Repurchases”) and (ii) amend and restate the definitions of (x) “EBITDA” and (y) “Fixed Charges”, effective as of September 30, 2015 (the “Effective Date”), and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Consent.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent and the Lenders hereby consent to the Prior Stock Repurchases; provided that, notwithstanding this consent, each such repurchase shall be deemed to have been made pursuant to Section 8.8(n) of the Credit Agreement as of the date made.

Section 2.	Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended, effective as of the Effective Date, as follows:

2.1.The definition of “EBITDA” contained in Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“EBITDA” means, for any period, determined on a consolidated basis of the Borrower and its Subsidiaries, in accordance with GAAP, the sum of net income

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(or loss) plus: (i) depreciation and amortization expense, to the extent included as an expense in the calculation of net income (or loss); (ii) Interest Expense; (iii) income tax expense, to the extent included as an expense in the calculation of net income (or loss); (iv) extraordinary, unrealized or non‑recurring losses, including (A) impairment charges, (B) losses from the sale of real property, and (v) non-cash compensation paid to employees of Borrower in the form of Borrower’s equity securities, minus: (a) extraordinary, unrealized or non-recurring gains, including (x) the write-up of assets and (y) gains from the sale of real property and (b) income tax benefits.

2.2.The definition of “Fixed Charges” contained in Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charges” means, for any Rolling Period, (a) Interest Expense, plus (b) scheduled principal amortization paid on Total Indebtedness (exclusive of any balloon payments or prepayments of principal paid on such Total Indebtedness), plus (c) Dividends and required distributions on the Borrower’s equity securities for such Rolling Period plus (d) all income taxes (federal, state and local) paid by Borrower during such Rolling Period.

2.3.Clause (n) of Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(n)stock repurchases of Borrower’s stock not to exceed $17,000,000 in the aggregate as permitted hereunder; provided that no stock repurchases shall be permitted unless the ratio of (i) Adjusted EBITDA for the immediately preceding Rolling Period to (ii) the sum of (A) Fixed Charges for the immediately preceding Rolling Period, plus (B) the amount of any repurchases of the Borrower’s equity securities by Borrower or an Affiliate during the immediately preceding Rolling Period, plus (C) the amount of such stock repurchases then proposed included on a pro forma basis, is at least 1.75 to 1.00.

2.4The last paragraph of Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Investments of the type described in clauses (f), (j), (k), (l), (m), and (n) immediately preceding shall at no time exceed in the aggregate at any one time outstanding 30% of the Total Asset Value of the Borrower and its Subsidiaries at such time.  In addition, investments of the type described in clauses (f), (j), (k), (l), (m), (n) and (o) shall only be permitted if after giving effect to such investment and any Capital Expenditures with respect to Golf Courses the Revolving Credit Availability would permit the Borrower to borrow at least $5,000,000 of Revolving Loans. Prior to Borrower or any Subsidiary making any investment described in clauses (f), (j), (k), (l), (m), (n) and (o), Borrower shall deliver to the Administrative Agent a written certification with accompanying calculations showing compliance with the requirements of the prior sentence.  Prior to Borrower making stock repurchases after the date hereof, Borrower shall deliver to Administrative Agent a written certification of compliance with the requirements set forth in clause (n) above. In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the book value (as defined in GAAP) thereof, and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

2.5Schedule I to the form of Compliance Certificate attached to the Credit Agreement is hereby replaced by Exhibit A attached hereto.

Section 3.	Conditions Precedent.

The effectiveness of this First Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.The Borrower, the Guarantors, all Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this First Amendment.

3.2The Administrative Agent shall have received a written certificate of an Authorized Representative of Borrower that (i) either affirms that there have been no change to Borrower’s articles of incorporation and bylaws or attaches any amendments to Borrower’s articles of incorporation and/or bylaws and (ii) attaches thereto a copy of the certificate of good standing for the Borrower (dated no earlier than thirty (30) days prior to the date hereof) from the office of the secretary of state of its incorporation and of each state in which it is required to the qualified to do business as a foreign corporation or organization and resolutions of the Borrower’s Board of Directors (or similar governing body) authorizing the execution and delivery of this First Amendment and performance of this First Amendment and the Credit Agreement as amended by this First Amendment, together with specimen signatures of the persons authorized to execute such documents on the Borrower’s behalf.

3.3.The Borrower shall have paid to the Administrative Agent all fees and expenses (including pursuant to Section 4.2 hereof) due in connection with this First Amendment.

3.4Legal matters incident to the execution and delivery of this First Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 4.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this First Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this First Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of

Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this First Amendment.

Section 5.	Miscellaneous.

5.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific First Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this First Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

5.3.Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

5.4.This First Amendment is a Loan Document.  This First Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this First Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this First Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This First Amendment shall be governed by the internal laws of the State of New York.

[Signature Pages Follow]

This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written

“Borrower”

Consolidated-Tomoka Land Co., a Florida corporation

By	: /s/ Mark E. Patten_________________
Name: Mark E. Patten
Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

“Guarantors”

Indigo Development LLC,
a Florida limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation
Its Managing Member

By: /s/ Mark E. Patten_______________

Name: Mark E. Patten
Title: Senior Vice President and Chief Financial Officer

Indigo Henry LLC,
a Florida limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Sole Member

By: /s/ Mark E. Patten_______________

Name: Mark E. Patten
Title: Senior Vice President and Chief Financial Officer

Golden Arrow First St Sarasota LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Manager

By: /s/ Mark E. Patten_________________

Name: Mark E. Patten
Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Golden Arrow Daytona ISB LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Manager

By: /s/ Mark E. Patten_________________

Name:  Mark E. Patten

Title:  Senior Vice President and Chief Financial Officer

LHC15 Glendale AZ, LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Sole Member

By: /s/ Mark E. Patten_____________

Name: Mark E. Patten
Title: Senior Vice President and Chief Financial Officer

LHC15 Riverside FL, LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Sole Member

By: /s/ Mark E. Patten_________________
Name: Mark E. Patten
Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Accepted and Agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By: /s/ Gwendolyn Gatz_________________	Name: Gwendolyn Gatz
Title: Vice President

“Lenders”

Bank of Montreal, as a Lender and Swing Line Lender

By: /s/ Gwendolyn Gatz_________________	Name: Gwendolyn Gatz
Title: Vice President

[Signature Page to First Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Branch Banking and Trust Company

By: /s/ Ryan G. Tiedeberg________

Name:Ryan G. Tiedeberg
Title:Senior Vice President

[Signature Page to First Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Wells Fargo Bank, National Association

By: /s/ William T. Starkey_______________

Name:William T. Starkey
Title:Senior Vice President

[Signature Page to First Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Exhibit A
to First Amendment to Credit Agreement

Schedule I

to Compliance Certificate

_________________________________________________

Compliance Calculations

for Amended and Restated Credit Agreement dated as of April 20, 2015, as amended

Calculations as of _____________, _______

A.Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))
1.Total Indebtedness	$___________
2.Total Asset Value as calculated on Exhibit A hereto	___________
3.Ratio of Line A1 to A2	____:1.0
4.Line A3 must not exceed	0.60:1.0
5.The Borrower is in compliance (circle yes or no)	yes/no
B.Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))
1.Secured Indebtedness	$___________
2.Total Asset Value as calculated on Exhibit A hereto	___________
3.Ratio of Line B1 to B2	____:1.0
4.Line B3 must not exceed	0.40:1.0
5.The Borrower is in compliance (circle yes or no)	yes/no
C.Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))
1.Net Income	$___________
2.Depreciation and amortization expense	___________
3.Interest Expense	___________
4.Income tax expense	___________

5.Extraordinary, unrealized or non-recurring losses	___________
6.Extraordinary, unrealized or non-recurring gains	___________
7.Income tax benefits	___________
8.Non-Cash Compensation Paid in Equity Securities	___________
9.Annual Capital Expenditure Reserve	___________
10.Sum of Lines C2, C3, C4 and C5	___________
11.Sum of Lines C6 and C7, C8 and C9	___________
12.Line C1 plus Line C10 minus Line C11 (“Adjusted EBITDA”)	___________
13.Interest Expense	___________
14.Principal Amortization Payments	___________
15.Dividends	___________
16.Income Taxes Paid	___________
17.Sum of Lines C13, C14, C15 and C16 (“Fixed Charges”)	___________
18.Ratio of Line C11 to Line C17	____:1.0
19.Line C18 shall not be less than	1.75:1.0
20.The Borrower is in compliance (circle yes or no)	yes/no
D.Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))
1.Secured Recourse Indebtedness	$___________
2.Total Asset Value as calculated on Exhibit A hereto	___________
3.Ratio of Line D1 to Line D2	____:1.0
4.Line D3 shall not exceed	0.05:1.0
5.The Borrower is in compliance (circle yes or no)	yes/no
E.Tangible Net Worth (Section 8.20(e))
1.Tangible Net Worth	$___________
2.Aggregate net proceeds of Stock and Stock Equivalent offerings	___________
3.75% of Line E2	___________
4.$102,905,490 plus Line E3	___________
5.Line E1 shall not be less than Line E4

6.The Borrower is in compliance (circle yes or no)	yes/no
F.Investments (Corporate Debt in REC/REITS) (Section 8.8(f))
1.Investments in debt of listed real estate companies and real estate investment trusts	$__________
2.Line F1 shall not exceed $15,000,000
3.The Borrower is in compliance (circle yes or no)	yes/no
G.Investments (Joint Ventures) (Section 8.8(j))
1.Cash Investments in Joint Ventures	$___________
2.Total Asset Value	___________
3.Line G1 divided by Line G2	___________
4.Line G3 shall not exceed 10% of Total Asset Value
5.The Borrower is in compliance (circle yes or no)	yes/no
H.Investments (Assets Under Development) (Section 8.8(k))
1.Assets Under Development	$___________
2.Total Asset Value	___________
3.Line H1 divided by Line H2	___________
4.Line H3 shall not exceed 7.5% of Total Asset Value
5.The Borrower is in compliance (circle yes or no)	yes/no
I.Investments (Mortgage Loans, Mezzanine Loans and Notes Receivable) (Section 8.8(l))
1.Mortgage Loans, Mezzanine Loans and Notes Receivable	$___________
2.Total Asset Value	___________
3.Line I1 divided by Line I2	___________
4.Line I3 shall not exceed 25% of Total Asset Value
5.The Borrower is in compliance (circle yes or no)	yes/no
J.Investments (Ground Leases) (Section 8.8(m))
1.Investments in Ground Leases other than Permitted Ground Lease Investments	$___________
2.Total Asset Value	___________

3.Line J1 divided by Line J2	___________
4.Line J3 shall not exceed 20% of Total Asset Value
5.The Borrower is in compliance (circle yes or no)	yes/no
K.Investments (Stock Repurchases) (Section 8.8(n))
1.Aggregate amount of Borrower’s stock repurchases	$___________
2.Line K1 shall not exceed $17,000,000
3.The Borrower is in compliance (circle yes or no)	yes/no
L.Investments (Land Assets and CDD Bonds) (Section 8.8(o))
1.Land Assets	$___________
2.CDD Bonds	___________
3.Line L1 plus Line L2	___________
4.Total Asset Value	___________
5.Line L3 divided by Line L4	___________
6.Line L2 shall not exceed $3,500,000 and Line L5 shall not exceed 20% of Total Asset Value
7.The Borrower is in compliance (circle yes or no)	yes/no
M.Aggregate Investment Limitation to Total Asset Value (Section 8.8)
1.Sum of Lines F1, G1, H1, I1, J1 and K1	$___________
2.Total Asset Value	____________
3.Line M1 divided by Line M2	___________
4.Line M3 shall not exceed 30% of Total Asset Value
5.The Borrower is in compliance (circle yes or no)	yes/no
N.Golf Course Capital Expenditures (Section 8.22)
1.Aggregate Amount of Capital Expenditures for Golf Courses	$___________
2.Line N1 shall not exceed $250,000
3.The Borrower is in compliance (circle yes or no)	yes/no

Exhibit A to Schedule I

to Compliance Certificate

of Consolidated-Tomoka Land Co.

This Exhibit A, with a calculation date of __________,______,  is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated April 20, 2015, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

Consolidated-Tomoka Land Co.

By:
Name:
Title:

Exhibit B to Schedule I

to Compliance Certificate

of Consolidated-Tomoka Land Co.

This Exhibit B, with a calculation date of __________,______,   is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated April 20, 2015, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

Property	Property Income	Minus	Property Expenses (without Cap. Ex. Reserve or Management Fees)	Minus	Annual Capital Expenditure Reserve	Minus	Greater of 3% of rents or actual management fees	equals	Property NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

Total Property NOI for all Properties:$_____________

Consolidated-Tomoka Land Co.

By:
Name:
Title: